UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 12, 2020

Bio-En Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-186629	990369776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 County Road, Unit B

Secaucus, NJ 07094

(Address of principal executive offices)

(845) 364-7151

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 7.01 Regulation FD Disclosure

Bio-En Holding Corp (the “Company”) is providing the following update on the filing of its Form 10-Q for the three months ended March 31, 2020. As result of the global outbreak of the COVID-19 virus and by various state and national orders both in the United States and Israel, officers have been restricted to their homes and unable to be on the Company’s premises. This has restricted access to information required in order to complete the review. The Company is working with its audit firm to provide the necessary information during this time.

In light of the factors described below relating to certain Securities Exchange Act of 1934 (the “Exchange Act”) reports of the Company covering prior fiscal periods, the Company had initially planned to avail itself of the five day filing extension provided by Rule 12b-25 under the Exchange Act in order to complete its work on its Form 10-Q for the three months ended March 31, 2020. In light of the impact of the additional factors described above, the Company now believes that it will be unable to compile and review certain information required in order to permit the Company to file a timely Quarterly Report on Form 10-Q for its three months ended March 31, 2020 by the prescribed date, taking into account the extension normally available under Rule 12b-25 under the Exchange Act, without unreasonable effort or expense.

On March 4, 2020 the Securities and Exchange Commission (the “SEC”) issued an Order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Initial Order”). On March 25, 2020 the SEC issued an Order (Release No. 34-88465) under Section 36 of the Exchange Act, superseding the Initial Order and further extending the exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Second Order”). The Second Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Company is relying on this Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the report. The Company currently expects to file its Quarterly Report on Form 10-Q approximately 45 days after May 14, 2020. The Company will evaluate its need for an additional extension under Rule 12b-25 at that time, as contemplated by the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2020

Bio-En Holdings Corp

/s/ Barry Adika
By:	Barry Adika
Title:	Chief Executive Officer